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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 17, 2003
Date of Report (Date of earliest event reported)

AAR CORP.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or other jurisdiction of incorporation

1-6263	36-2334820
(Commission File Number)	(IRS Employer Identification No.)

One AAR Place, 1100 N. Wood Dale Road
Wood Dale, Illinois 60191
(Address and Zip Code of Principal Executive Offices)

Registrant's telephone number, including area code: (630) 227-2000

Item 7.    Financial Statements and Exhibits

  (c)
  Exhibits

  99.1
  Press Release dated September 17, 2003 issued by AAR CORP.

Item 12.    Results of Operations and Financial Condition

        On September 17, 2003, AAR CORP. ("the Company") issued a press release announcing financial results for the first quarter ended August 31, 2003. A copy of the Company's press release is attached hereto as Exhibit 99.1.

        The information in this Current Report on Form 8-K and the exhibit attached hereto shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Exchange Act or Securities Act of 1933 if such subsequent filing specifically references this Form 8-K.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 17, 2003

AAR CORP.
By:	/s/ TIMOTHY J. ROMENESKO Timothy J. Romenesko Vice President—Chief Financial Officer & Treasurer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated September 17, 2003 issued by AAR CORP.

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  Item 7. Financial Statements and Exhibits
  Item 12. Results of Operations and Financial Condition
SIGNATURE
EXHIBIT INDEX